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                                                                    EXHIBIT 23.1

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation of our report dated August 2, 1999, on the supplemental consolidated financial statements of General Dynamics Corporation included in this Form 8-K, into General Dynamics Corporation's previously filed Registration Statements File Numbers 33-23448, 2-23904, 2-23032, 2-28952, 2-50980, 2-24270, 33-42799,
33-80213 and 33-81051.

                                          /s/ ARTHUR ANDERSEN LLP
                                          -----------------------------
                                          ARTHUR ANDERSEN LLP

Washington, D.C.,
August 10, 1999